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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 6, 2001


                         AMERICAN BIO MEDICA CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

     New York                              0-28666                   14-1702188
-----------------------------      -----------------------    -----------------------
(State or Other Jurisdiction      (Commission File Number)         (IRS Employer
      of Incorporation)                                        Identification Number)




           122 Smith Road, Kinderhook, NY                      12106
           ---------------------------------------------------------
           (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (800) 227-1243





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 6, 2001, the Registrant entered into real estate purchase agreement with Avoba, Inc. ("Avoba"), in connection with the purchase of a facility in Kinderhook, New York. The Registrant had leased this facility from Avoba since May of 1999. There are no material relationships between the Registrant or its directors or officers and Avoba and the purchase price was determined by arms-length negotiations.

         The facility houses the Registrant's administrative offices, assembly and packaging, quality control and sales and marketing. The Registrant purchased the 30,000 square foot facility and all of its contents, along with 107 acres of land for $950,000. Funding for the building acquisition was provided as follows:
$230,000 in funds provided by the Registrant, a real estate mortgage loan with Hudson River Bank & Trust Company for $360,000, a real estate mortgage loan with New York Business Development Corporation ("NYBDC") for $240,000, and a real estate mortgage loan with Columbia Economic Development Corporation ("CEDC") for $120,000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.

                 The following exhibits are filed with this report on Form 8-K:

                 99.1 American Bio Medica Corporation press release dated December 12, 2001



















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AMERICAN BIO MEDICA CORPORATION
                                                (Registrant)


Dated: December 12, 2001                        By:   /s/ Keith E. Palmer
                                                      --------------------------
                                                      Keith E. Palmer
                                                      Chief Financial Officer
































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                                  Exhibit Index
                                  -------------


Exhibit No.                        Description                         Page No.
-----------                        -----------                         --------


  99.1               American Bio Medica Corporation press                5
                     release dated December 12, 2001




































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